                                                                   Exhibit 10.29


                                     WARRANT

THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL SHARES OF COMMON STOCK ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                       MOTORCAR PARTS & ACCESSORIES, INC.

                             (Subject to Adjustment)

NO. W-1

     THIS CERTIFIES THAT, for value received, Wells Fargo Bank, N.A., or its permitted registered assigns ("HOLDER"), is entitled, subject to the terms and conditions of this Warrant, after April 20, 2000 (the "EFFECTIVE DATE"), and before 5:00 p.m. Pacific Time on April 20, 2010 (the "EXPIRATION DATE"), to purchase from Motorcar Parts & Accessories, Inc., a New York corporation (the "COMPANY"), Four Hundred Thousand (400,000) shares of Common Stork (the "WARRANT SHARES") of the Company at a price per share of $2.045 (the "PURCHASE PRICE"). Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein. This Warrant is issued pursuant to that certain Amended and Restated Credit Agreement (the "CREDIT AGREEMENT"), dated April 20, 2000, between the Company and Holder.

1. CERTAIN DEFINITIONS. As used in this Warrant the following terms shall have the following respective meanings:

     "CALL PRICE" shall have the meaning set forth in Section 13.1.

     "COMMON STOCK" shall mean the Common Stock of the Company and any other securities at any time receivable or issuable upon exercise of this Warrant.

     "FAIR MARKET VALUE" of a share of Common Stock as of a particular date shall mean:

          (a) If traded on a securities exchange or the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the 5 business days ending immediately prior to the applicable date of valuation; or

          (b) If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation.

     "HSR ACT" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

     "REGISTERED HOLDER" shall mean any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

     "WARRANT" as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

2. EXERCISE OF WARRANT

     2.1. PAYMENT. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part, on or before the Expiration Date, by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as Exhibit 1 (the "NOTICE OF EXERCISE"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date, surrendering

          (a) this Warrant at the principal office of the Company, and

          (b) payment, (i) in cash (by check) or by wire transfer, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder; or
(iii) by a combination of (i) and (ii), of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Purchase Price (the "EXERCISE AMOUNT"), except that if Holder is subject to HSR Act Restrictions (as defined in Section
2.4 below), the Exercise Amount shall be paid to the Company within five (5) business days of the termination of all HSR Act Restrictions.

     2.2 NET ISSUE EXERCISE. In lieu of the payment methods set forth in Section 2.1(b) above, if the Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended, the Holder may elect to exchange all or some of the Warrant for shares of Common Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If Holder elects to exchange this Warrant as provided in this Section 2.2, Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of Holder's election to exchange some or all of the Warrant, and the Company shall issue to Holder the number of shares of the Common Stock computed using the following formula:

          X = Y (A-B)
              -------
                 A

          Where X = the number of shares of Common Stock to be issued to Holder.

          Y = the number of shares of Common Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).

          A = the Fair Market Value of one share of the Company's Common Stock.

          B = Purchase Price (as adjusted to the date of such calculation).

          All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 2.2.

     2.3 "EASY SALE" EXERCISE. In lieu of the payment methods set forth in
Section 2.1(b) above, when permitted by law and applicable regulations (including Nasdaq and NASD rules), the Holder may pay the Purchase Price through a "same day sale" commitment fromthe Holder (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD DEALER")), whereby the Holder irrevocably elects to exercise this Warrant and to sell a portion of the Shares so purchased to pay for the Purchase Price and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such Shares to forward the Purchase Price directly to the Company.

     2.4 STOCK CERTIFICATES; FRACTIONAL SHARES. As soon as practicable on or after the date of exercise of this Warrant, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Common Stock as of the date of exercise of this Warrant. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

     2.5 HSR ACT. The Company hereby acknowledges that exercise of this Warrant by Holder may subject the Company and/or the Holder to the filing requirements of the HSR Act and that Holder may be prevented from exercising this Warrant until the expiration or early termination of all waiting periods imposed by the HSR Act ("HSR ACT RESTRICTIONS"). If on or before the Expiration Date Holder has sent the Notice of Exercise to the Company and Holder has not been able to complete the exercise of this Warrant prior to the Expiration Date because of HSR Act Restrictions, the Holder shall be entitled to complete the process of exercising this

Warrant in accordance with the procedures contained herein notwithstanding the fact that completion of the exercise of this Warrant would take place after the Expiration Date.

     2.6 PARTIAL EXERCISE; EFFECTIVE DATE OF EXERCISE. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. However, if Holder is subject to HSR Act filing requirements this Warrant shall be deemed to have been exercised on the date immediately following the date of the expiration of all HSR Act Restrictions. The person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

3. VALID ISSUANCE: TAXES. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

     4.1. ADJUSTMENT FOR STOCK SPLITS, STOCK SUBDIVISIONS OR COMBINATIONS OF SHARES. The Purchase Price of this Warrant shall be proportionally decreased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or subdivision of the Company's Common Stock. The Purchase Price of this Warrant shall be proportionally increased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Company's Common Stock.

     4.2. ADJUSTMENT FOR DIVIDENDS OR DISTRIBUTIONS OF STOCK OR OTHER SECURITIES OR PROPERTY. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

     4.3. ISSUANCE OF ADDITIONAL SHARES.

          (a) If the Company shall, at any time after the date hereof issue Additional Shares of Common Stock (excluding Additional Shares of Common Stock issued as a stock split, dividend or distribution), without consideration or for a consideration per share less than the Purchase Price in effect immediately prior to such issue, then and in such event, such Purchase Price shall be reduced, concurrently with such issue to a price (calculated to the nearest cent) determined by multiplying such Purchase Price by a fraction, (a) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue (or deemed issue) on a fully-diluted basis plus
(2) the number of shares of common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued (or deemed issued) would purchase at such Purchase Price; and
(b) the denominator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue (or deemed issue) on a fully-diluted basis plus (2) the number of such Additional Shares of Common Stock so issued (or deemed issued). The number of shares of Common Stock which the Holder shall be entitled to receive upon exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for any application of the provisions of this Section 4) be issuable upon such exercise, by a fraction of which (A) the numerator is $2.045, and (B) the denominator is the Purchase Price in effect on the date of such exercise.

          (b). Notwithstanding the foregoing, the applicable Purchase Price shall not be reduced if the amount of such reduction would be an amount less than One Cent ($.01), but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate One Cent ($.01) or more.

          (c). For purposes of this Section 4.3, the consideration deemed received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

               (i) CASH AND PROPERTY. Such consideration shall: (A) insofar as it consists of cash, be computed at the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends; (B) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Company's Board of Directors; and (C) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses
(A) and (B) above, as determined in good faith by the Company's Board of Directors.

               (ii) OPTIONS, RIGHTS AND CONVERTIBLE SECURITIES. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Options, Rights and Convertible Securities shall be determined by dividing: (A) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options, Rights or Convertible Securities (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent increase of such consideration) payable to the Company upon the exercise of such Options or Rights or the conversion or exchange of such Convertible Securities, by (B) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent reduction of such number) issuable upon the exercise of such Options or Rights or the conversion or exchange of such Convertible Securities.

          (d). If the Company at any time or from time to time after the date hereof shall issue any Options or Convertible Securities or other Rights to Acquire Common Stock, then the maximum number of shares of Common tock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent reduction of such number) issuable upon the exercise of such Options, Rights or, in the case of Convertible Securities, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, provided, that, in any such case:

               (i) No further adjustment in the Purchase Price shall be made upon the subsequent issue of shares of Common Stock upon the exercise of such Rights or conversion or exchange of such Convertible Securities;

               (ii) Upon the expiration or termination of any unexercised Option or Right, the Purchase Price shall be readjusted, and the Additional Shares of Common Stock deemed to be issued as a result of the original issue of such Option or Right shall not be deemed issued for the purposes of such readjustment or any subsequent adjustment of the Purchase Price; and

               (iii) In the event of any change in the number of share of Common Stock issuable upon the exercise, conversion or exchange of any Option, Right or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions hereof, the Purchase Price then in effect shall forthwith be readjusted to such Purchase Price as would have obtained had the adjustment that was made upon the issuance of such Option, Right or Convertible Security not exercised or converted prior to such change been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise or conversion of any such Option, Right or Convertible Security.

          (e). Definitions. For purposes of this Section 4.3 only, the following definitions shall apply:

               (i) "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued (or deemed pursuant to Section 43(d) to be issued) by the Company after the date hereof, other than (A) pursuant to Options or Convertible Securities outstanding on the date hereof, or (B) by reason of a dividend, stock split, split-up or other distribution on shares excluded from the definition of Additional Shares of Common Stock by the foregoing clause (A).

               (ii) "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

               (iii) "OPTION" shall mean rights, options or warrants issued by the Company to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

               (iv) "RIGHTS TO ACQUIRE COMMON STOCK" (or "RIGHTS") shall mean all rights issued by the Company to acquire Common Stock, whether by exercise of a warrant, option or similar call or conversion of any existing instruments.

     4.4. RECLASSIFICATION. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this Section 4. No adjustment shall be made pursuant to this Section 4.4 upon any conversion or redemption of the Common Stock which is the subject of Section 4.6.

     4.5. ADJUSTMENT FOR CAPITAL REORGANIZATION, MERGER OR CONSOLIDATION. In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the

Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.5 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

     4.6. CONVERSION OF COMMON STOCK. In case all or any portion of the authorized and outstanding shares of Common Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Certificate of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the "TERMINATION DATE"), shall receive, in lieu of the number of shares of Common Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Purchase Price shall be immediately adjusted to equal the quotient obtained by dividing
(x) the aggregate Purchase Price of the maximum number of shares of Common Stock for which this Warrant was exercisable immediately prior to the Termination Date by (y) the number of shares of Common Stock of the Company for which this Warrant is exercisable immediately after the Termination Date, all subject to further adjustment as provided herein.

5. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Purchase Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

6. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

7. RESERVATION OF COMMON STOCK. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant (and shares of its Common Stock for issuance on conversion of such Common Stock). All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

8. TRANSFER AND EXCHANGE. Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder may be transferred, in whole or in part on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer, the Company will issue and deliver to the registered Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the registered Holder hereof as the owner for all purposes.

9. RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the SEC under the Securities Act of 1933, as amended (the "SECURITIES ACT"), covering the disposition or sale of this Warrant or the Common Stock issued or issuable upon exercise hereof or the Common Stock issuable upon conversion thereof, as the case may be, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or all such Warrants or Common Stock, as the case may be, unless either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to SEC Rule 144.

10. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the holder hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant or acquired upon conversion thereof shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant or acquired upon conversion thereof will be "restricted securities" within the meaning of Rule 144 under the Securities Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Warrant, subject to any special treatment by the SEC for exercise of this Warrant pursuant to Section 2.2, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant or upon conversion of such shares may have affixed thereto a legend substantially in the form set forth below:

     THE SHARES OF COMMON STOCK EVIDENCED BY THIS CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

11. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. Except as set forth in the Investor Rights Agreement, this Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Holder to purchase Common Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a stockholder of the Company for any purpose.

12. REGISTRATION RIGHTS. All shares of Common Stock issuable upon exercise of this Warrant shall be "REGISTRABLE SECURITIES" under that certain Investor Rights Agreement, dated as of even date herewith, by and between the Company and the Holder.

13. CALL OPTION.

     13.1. If prior to the time that the Holder delivers to the Company a notice of exercise, subject to the provisions of Section 13.2 below, the Company may require the Holder to sell the Warrant to the Company (the "CALL OPTION") at a price (the "CALL PRICE") equal to the greater of (a) $433,125 or (b) the product of (i) the total number of Warrant Shares divided by 2 and then multiplied by
(ii) the amount equal to (A) the Fair Market Value of the Common Stock minus (B) the Purchase Price; provided, however, that the Call Option shall expire on October 1, 2000 (the "CALL EXPIRATION DATE").

     13.2. If the Company desires to exercise its Call Option to purchase the Warrant pursuant to its rights under this Section 13, the Company shall, no less than twenty days prior to the Call Expiration Date, send written irrevocable notice of its intention to purchase the Warrant pursuant to this Section 13 and written irrevocable notice of its intent to repay in full all of the indebtedness (including all fees and other expenses) under the Credit Agreement on or before October 1, 2000. The closing of the Call Option and the repayment of all indebtedness under the Credit Agreement pursuant to the term and conditions thereof, which is a condition precedent to the exercise of the Call Option, shall take place at the principal offices of the Holder on the tenth day following the giving of such notice or as soon thereafter as practicable but in no event later than twenty days after the giving of such notice. The purchase price for the Warrant to be purchased by the Company pursuant to this Section 13 will be paid by the wire transfer of immediately available funds to an account designated in writing by the Holder in an amount equal to the Call Price against delivery of the Warrant so purchased, duly endorsed by the Holder.

     13.3. The Company may not assign the Call Option (by operation of law or otherwise) without the prior written consent of the Holder, which consent may be withheld in the Holder's sole discretion. Any such assignment in violation of this Section 13.3 shall be null and void.

14. NOTICES. All notices and other communications from the Company to the Holder shall be given in accordance with the Credit Agreement.

15. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

16. LAW GOVERNING. This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of California.

17. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon exercise of this Warrant

18. NOTICES OF RECORD DATE. In case:

     18.1. the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

     18.2. of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

     18.3. of any voluntary dissolution, liquidation or winding-up of the Company; or

     18.4. of any redemption or conversion of all outstanding Common Stock;

then, and in each such case, the Company will mail or cause to be mailed to the registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock or (such stock or securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least thirty (30) days prior to the date therein specified.

19. SEVERABILITY. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

20. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

21. SATURDAYS, SUNDAYS AND HOLIDAYS. If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatical1y be extended until 5:00 p.m. on the next business day.

     IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the Effective Date.


                                         MOTORCAR PARTS &
                                         ACCESSORIES, INC.


                                         By:   _________________________________
                                               Anthony Souza
                                               President/Chief Operating Officer

                                         By:   _________________________________
                                               Michael Nelson
                                               Chief Financial Officer
                                               Assistant Secretary


                                         WELLS FARGO BANK, NA


                                         By:   _________________________________
                                               Razia Damji
                                               Vice President

                                    EXHIBIT 1
                               NOTICE OF EXERCISE
                    (To be executed upon exercise of Warrant)

MOTORCAR PARTS & ACCESSORIES, INC.                              WARRANT NO. W-1

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of Motorcar Parts & Accessories, Inc., as provided for therein, and (check the applicable box):

/ / Tenders herewith payment of the exercise price in full in the form of cash, check or wire transfer in same-day funds in the amount of $__________ for __________such securities.

/ / Elects the Net Issue Exercise option pursuant to Section 2.2 of the Warrant, and accordingly requests delivery of a net of __________ of such securities, according to the following calculation:

                  X = Y (A-B)       (    ) = (    )  [(    ) - (   )]
                      -------       ---------------------------------
                          A                    (__________)

               Where X = the number of shares of Common Stock to be issued to Holder.

               Y = the number of shares of Common Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).

               A = the Fair Market Value of one share of the Company's Common Stock.

               B = Purchase Price (as adjusted to the date of such calculation).

/ / Elects the Easy Sale Exercise option pursuant to Section 2.3 of the Warrant, and accordingly requests delivery of a net of _______ of such securities.

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:      _______________________________________

Title:     _______________________________________

Address:   _______________________________________

Signature: _______________________________________

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

                                    EXHIBIT 2

                                   ASSIGNMENT

(To be executed only upon assignment of Warrant Certificate)  WARRANT NO. W-01

For value received, hereby sells, assigns and transfers unto_________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________ attorney, to transfer said Warrant Certificate on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:

---------------------------------------- ------------------------------------- -------------------------------------
        Name(s) of Assignee(s)                         Address                            # of Warrants
---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------


And if said number of Warrants shall not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant Certificate.

Dated:       _______________________________________

Signature:   _______________________________________

Notice: Signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Securities and Exchange Commission Rule 17Ad-15.